EXHIBIT 99.1

PYR Energy Corporation

Annual Meeting, June 11, 2004

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PYR Energy Stock Performance

PYR ENERGY
as of 3-May-2004
2.0
1.5
1.0
0.5
0.0
Jul03
Sep03
Nov03
Jan04
Mar04
800
600
400
200
0
Thousands
Copyright 2004 Yahoo! Inc.
http://finance.yahoo.com/

PYR ENERGY
as of 3-May-2004
+400%
+300%
+200%
+100%
0%
-100%
PYR
Jul03
Sep03
Nov03
Jan04
Mar04
800
600
400
200
0
Thousands
Volume
Copyright 2003 Yahoo! Inc.
http://finance.yahoo.com/

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PYR Energy Project Areas

Denver Office
East Texas
San Antonio Office
Vegua Fairway

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Wyoming Overthrust Location Map

Charles F. Kluth and Paul R. Lamerson
RMAG (1988)

ALASKA
CANADA
UNITED STATES
MEXICO
FRONT EDGE OF CORDILLERAN THRUST BELT
Area of Figure 2
50°
30°
40°
OUTLINE OF FOSSIL BASIN
UTAH
WYOMING
CUMBERLAND PROSPECT
MALLARD PROSPECT
UINTA MOUNTAIN THRUST

Figure 1. Position of the western Cordilleran Thrust Belt and location of the area discussed in this paper.

Figure 2. Map of the Wyoming Thrust Belt. Stippled area shows the Fossil Basin. Location of Figures 3 and 4 and the Little Muddy Creek lateral ramp mentioned in the text are also shown. After Lamerson, 1982.

WYOMING OVERTHRUST

Exploration Drivers:

Cum Production: >6.0 Tcfe
(Industry Production since 1975)

Structural Trends
- Nugget
- Paleozoic

Mature Production – Decline

Existing Infrastructure
- Utilization
- Leverage

Markets
- Multiple Options
- Pipeline Expansion

PYR ENERGY CORPORATION

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Overthrust Plants and Pipelines

WYOMING
CHEVRON
AMOCO
UINTA
Evanston

Wyoming Overthrust

Leverage on:

Existing Processing Facilities

Existing Pipelines/Infrastructure

PYR ENERGY CORPORATION

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Road Hollow
55.6 Bcfe
Cumberland
Prospect (Jn)
Whitney Canyon - Carter Creek
1981.6 Bcfe
Session Mountain
12.3 Bcfe
Ryckman Creek
254.9 Bcfe
Mallard
Prospect(Mmc)
Red Canyon
no production
Clear Creek
98.4 Bcfe
Painter Reservoir
584.0 Bcfe
Yellow Creek
78.4 Bcfe
East Painter
943.9 Bcfe
Glasscock Hollow
31.6 Bcfe
Chicken Creek
11.1 Bcfe
Anschetz Ranch East
1659.9 Bcfe

Wyoming Overthrust Fields

Shaded areas represent PYR's exploration prospects

PYR ENERGY CORPORATION

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Project AMI Areas – SE Alberta

Alberta
Blue River
Project
Atlas
Project
SASK.
ALTA.
Edmonton
Regina
UNITED STATES

PYR ENERGY CORPORATION

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Atlas JV Project Area – SE Alberta

Thor
Neptune
Apollo

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PYR ENERGY CORPORATION

Annual Meeting, June 11, 2004

Safe Harbor Statement

This release contains forward-looking statements regarding PYR Energy Corporation’s future plans and expected performance based on assumptions the Company believes to be reasonable.  A number of risks and uncertainties could cause actual results to differ materially from these statements, including, without limitation, the success rate of exploration efforts and the timeliness of development activities, fluctuations in oil and gas prices, and other risk factors described from time to time in the Company’s reports filed with the SEC.  In addition, the Company operates in an industry sector where securities values are highly volatile and may be influenced by economic and other factors beyond the Company’s control.  This press release includes the opinions of PYR Energy and does not necessarily include the views of any other person or entity. This release may not have been reviewed or approved by the operator and/ or participants in any of the projects discussed.

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CORPORATE PROFILE

PYR Energy is uniquely situated for:

GROWTH THROUGH THE DRILL BIT

Unique Opportunity Portfolio

Large Reserve Potential

Geographic Diversity

Balanced Risk Profile

Balanced Approach

High Impact Exploration Projects

Low Risk Shallow Gas Projects

Established Production

Strong Management Team

Growth Focused

Technically Oriented Entrepreneurial

PYR Energy Stock Performance

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CORPORATE STRATEGY

Increase Net Asset Value per Share

•           Aggressive ‘Organic’ Growth Potential

•           High Impact Exploration Exposure

•           High Impact Exploitation Exposure

•           Shallow Gas Exploitation Opportunities

•           Increase Production and Reserves from Drilling

•           Identify Additional Low Risk Growth Opportunities

Increase Public Market Presence

•           Generate High Profile Drilling Activity

•           Renew Investor Relations Effort

•           Expose Growth Potential to Investment Community

CORPORATE Highlights:

Portfolio Driven Exposure and Potential

Balanced Opportunity Set

Capital Funding For Execution of Plan

Venus Exploration Asset Purchase

•              Gulf Coast Presence and Exposure

•              Provides Current Production, Reserves, Exploration Potential

•              Impact Exploration/Exploitation Portfolio

•              San Antonio Technical office

Rocky Mountain Exploration Activity

Gulf Coast Exploration/Exploitation Activity

Technology Driven Shallow Gas Potential

PYR Energy Project Areas

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CORPORATE Highlights:

Venus Exploration Asset Purchase

•   Provides Current Production and Reserves

•   Exploration and Exploitation Potential

•   Gulf Coast Presence and Exposure

•   $3.2MM Acquisition Cost

•   4.784 Bcfe Total ‘Proved’ Reserves (Pv10=$6.941mm)

•         2.025 Bcfe ‘PDP’ Reserves (Pv10=$3.089mm)

•         1.761 Bcfe ‘PDNP’ Reserves (Pv10=$2.558mm)

•         0.998 Bcfe ‘PUD’ Reserves (Pv10=$1.294mm)

•         Immediate PDNP Potential

NW Brahaney workover (pump installation)

•   Impact Exploration/Exploitation Portfolio

•   Gulf Coast Exploration/Exploitation Potential

•   2004 Drilling Inventory – Significant Reserve Potential

•   Multiple Pre-funded Projects –3 prospects

•         Tortuga Grande Prospect (Cotton Valley Sandstone)

•        Re-entry and Frac Stimulation

•        10% Carried WI w/ 10% WI back-in after Well payout

•        Prep to frac middle Cotton Valley sand section

•         Nome Prospect (Expanded Yegua section)

•        3D seismic – multiple fault block targets

•        ORRI with 8.33% WI after Project payout

•        Testing Yegua section

•         Madison Prospect (Expanded Yegua section)

•        Up-dip sidetrack in producing field

•        ORRI with 12.5% WI after Well payout

•        Running pipe – prep to test Yegua section

Rocky Mountain Exploration Activity

•   2004 Drilling Inventory – Significant Upside Potential

•   Wyoming Overthrust – 2 prospects

•         Mallard Prospect (Mission Canyon Sour Gas)

•        Spud expected mid to late July

•        5% WI with 23.75% carry to casing point

•        Adjacent to WC-CC Field (1.982 Tcfe cum production)

•         Cumberland Prospect (Nugget Gas and Condensate)

•        Spud expected mid to late August

•        10% WI with 22.5% carry to completion

•        On trend with previously discovered Nugget fields

•   Montana Foothills (Multiple targets – Madison Gas)

•         Large frontier exploration project – 230,000+ acres

•         Initial test expected Fall 2004

•        12.5% ORRI in project with Canadian company

EXPLORATION IMPLEMENTATION

Potential For:

High Impact Reserve Exposure

Low Finding and Development Costs

Predominantly Gas and Liquids

Risk Profile:

Moderate Risk

Close Proximity to Analogs

Known Hydrocarbon Systems

Portfolio Approach

Marketing:

Leverage on Existing Infrastructure

Ready Market Demand

Available Transportation

Exploration and Exploitation Projects

Rocky Mountain Overthrust (* drilling planned for 2004)

•   SW Wyoming – Fossil Basin

•         Cumberland Prospect* (Nugget)

•         Mallard Prospect* (Madison)

•         Ryckman Creek* (Nugget and Thaynes)

•   Montana Foothills

•         Rogers Pass Project* (Madison)

Gulf Coast – Onshore  (* currently drilling)

•   Tortuga Grande Prospect* (Cotton Valley)

•   Madison Prospect* (Yegua)

•   Nome Field Prospect* (Yegua)

•   Merganser Project (Cotton Valley)

•   Cotton Creek (Yegua)

•   South Wharton Prospect (Yegua)

•   Evangeline Project (Yegua)

San Joaquin Basin, California

•   Bulldog Prospect (Temblor)

•   Wedge Prospect (Temblor)

•   Blizzard Prospect (Stevens)

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WYOMING OVERTHRUST

Exploration Drivers:

Cum Production:  >6.0 Tcfe

(Industry Production since 1975)

Structural Trends

Nugget

Paleozoic

Mature Production – Decline

Existing Infrastructure

Utilization

Leverage

Markets

Multiple Options

Pipeline Expansion

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Leverage on:

Existing Processing Facilities

Existing Pipelines/Infrastructure

Marketing Options

Kern River - CA

Northwest - CA

Overthrust - East

Questar - SJ/CA

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Wyoming Overthrust Fields

Shaded areas represent PYR’s exploration prospects

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MALLARD PROSPECT

Location:	Uinta County, Wyoming
Geologic Province:	Wyoming Overthrust
Trap Type:	Leading Edge - Thrust Culmination
Source:	Sub-thrust Cretaceous
Primary Target:	Mississippian Madison Group
Mission Canyon Formation (79% of OGIP)
Type - Carbonate Ramp System
Thickness - Average 750 feet
Main Porosity Zone (ave net pay - 261 ft)
Porosity - Ave 6-8% (max of 16%)
Perm - Ave 0.7-1.5 md (fx enhanced)
Secondary Targets:	Triassic Thaynes (WC Cum: 5.481 Bcfe)
Permian Phosphoria (WC Cum: 8.420 Bcfe)
Pennsylvanian Weber (WC Cum: 7.921 Bcfe)
Ordovician Big Horn (WC Cum: 29.817 Bcfe)
Analog Field:	Whitney Canyon - Carter Creek (1978)
Cum Production: 1982.2 Bcfe
Closure Area:	approx 1380 acres
Closure Height:	approximately 750 feet
Target Depth:	15,500 feet
PYR Acreage:	3,840 net acres
Drilling Cost:	Drill and Case: $4.250MM
Total drill and complete: $5.725MM

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CUMBERLAND PROSPECT

Location:	Uinta County, Wyoming
Geologic Province:	Wyoming Overthrust
Trap Type:	Leading Edge - Thrust Culmination
Source:	Sub-thrust Cretaceous
Primary Target:	Jurassic Nugget Sandstone
Type - Eolian - complex erg setting
Thickness - 900 to 1200 ft (70% N:G)
Porosity - 8 to 21% (mean: 13%)
Perm - 0.04 to 1450md (mean: 14.6md)
Secondary Target:	Jurassic Twin Creek
Type - fractured limestone/dolomite
Analog Fields:	East Painter Reservoir (1979) - 945 Bcfe
Ryckman Creek (1975) - 255 Bcfe
Closure Area:	approx 1900 acres
Closure Height:	up to 1000 feet
Target Depth:	10,500 feet
PYR Acreage:	5,393 net acres
Drilling Cost:	Drill and Case: $1.624MM
Total drill and complete: $1.955MM

Rogers Pass Project Locaton Map

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Rogers Pass Project

Location:	Lewis and Clark County, Montana
Geologic Province:	Montana - Alberta Foothills
Trap Type:	Leading Edge - Thrust Culminations Individual and Stacked
Source:	Intra-thrust Bakken and Devonian
Primary Target:	Mississippian Madison Group
Type - Shallow water - carbonates
Thickness - 300 to 500 feet
Porosity - 2 to 8% with macro and micro-fracture enhancement
Secondary Target:	Devonian Carbonates
Type - fractured limestone/dolomite
Analog Fields:	Various southern Alberta foothills fields
Waterton (3.8 Tcfe)
Wyoming Overthrust
WC-CC (1.9 Tcfe)
Closure Area:	17 structural culminations identified
Closure Height:	1000s of feet
Target Depth:	12,500 feet to 15,000 feet
PYR Acreage:	approximately 230,000 net acres
Drilling Cost:	Dry Hole (10,500 ft): $3.543 MM
Dry Hole (15,000+ ft): $5.971 MM

Shallow Gas Exploitation Program

Key Drivers:	High Gas Prices
Production Technology Downhole Water Disposal
Opportunity Profile
Strategic Partnerships

Rational:	Low Risk Reserve Growth
Significant Production Potential
Leverage on Learning Curve
Low Cost Entry

Projects:	Atlas JV - SE Alberta
Blue River JV - SE Alberta

Shallow Gas Exploitation Projects

Down Hole Water Disposal Technology:

Technology:	Reverse Flow Injection (RFI)
Down Hole Gas-Water Seperation (DGWS)

Exclusive Supply Agreement for application and use of ‘Simultaneous Gas Production and Water Injection’ Production Tools in shallow gas wells.

Eliminates lifting and surface disposal of produced water

Potential Application Areas:
SE Alberta
Rocky Mountain basins

SE Alberta:

Atlas JV

5% Working Interest

4MM acre Area of Mutual Interest (AMI)

Steep Technical Learning Curve

Common Production Profile

1st Well hooked up – production testing

2 wells to be drilled/recompleted

Blue River JV

25% Working Interest

16MM acre Area of Mutual Interest (AMI)

Based on Atlas Model

Identified Multiple Opportunities

Opportunity Driven Tests of Technology

Project AMI Areas – SE Alberta

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Atlas JV Project Area – SE Alberta

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CONCLUSION

PYR Energy is uniquely situated for:

GROWTH THROUGH THE DRILL BIT

Based on the following:

Unique Opportunity Portfolio

Aggressive ‘Organic’ Growth Potential

High Impact Exploration Exposure

High Impact Exploitation Exposure

Shallow Gas Exploitation Opportunities

Balanced Risk Profile Approach

Develop and Identify Opportunities

Find Value and Build NAV per Share

Strong Management Team

Motivated to Execute Strategy

Focused on Implementation

Dedicated to Growth

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